Waddell & Reed Advisors Funds

Supplement dated August 4, 2014 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2014

and as supplemented July 9, 2014

Changes to Account Fee:

The following applies to all Funds:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. For purposes of the fee assessment, your Fund account balance will be based on the current value of your existing holdings.

Portfolio Manager Changes:

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Bond Fund on page 6:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Fund since August 2014.

The following replaces the “Portfolio Manager” section for Waddell & Reed Advisors Government Securities Fund on page 14:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Fund since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Fund since August 2014.

The following replaces the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund on page 48:

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: Mark Otterstrom and Susan Regan are primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Otterstrom has held his responsibilities for both Funds since August 2008. Mr. Otterstrom is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Ms. Regan has held her responsibilities for both Funds since August 2014. She is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. She earned a BA in economics in May 1984 and an MA in economics in December 1985 from the University of Missouri-Columbia.

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